EXHIBIT 10.15

Amendment No. 9 to the

Radian Group Inc.

Global Expense Allocation and Services Agreement

This Amendment No. 9 is made and entered into as of March 14, 2024, by and among Radian

Group Inc. (the “Group”), and its insurance subsidiaries, denoted in the attached Global Expense Allocation and Services Agreement (the “Agreement”) dated January 1, 2016, as the “Company” or “Companies” Expense.

Effective upon execution of this Amendment:

The parenthetical in the last sentence of Article 2(a)(iii) is hereafter amended as follows:

“…(see Appendix No. 1, as revised January 1, 2024 hereof, for current identified allocation percentages);”

The Appendix No. 1, dated January 1, 2023 to the Agreement is hereby replaced by the Appendix No. 1, dated January 1, 2024.

IN WITNESS WHEREOF, the parties hereto and the parties to the Agreement as noted below have caused this amendment to be signed in their corporate names on this 14th day of March, 2024.

Agreed and Accepted:
Radian Group Inc. Radian Guaranty Inc. Radian Insurance Inc. Radian Mortgage Assurance Inc. By:_/s/ Robert Quigley Attest: /s/ Tami Bohm